                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  700,561.50
      Available Funds:
          Contract Payments due and received in this period                                                             2,379,767.68
          Contract Payments due in prior period(s) and received in this period                                            369,322.81
          Contract Payments received in this period for next period                                                       221,762.31
          Sales, Use and Property Tax payments received                                                                    29,374.29
          Prepayment Amounts related to early termination in this period                                                  557,708.25
          Servicer Advance                                                                                                210,972.11
          Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
          Transfer from Reserve Account                                                                                     2,661.57
          Interest earned on Collection Account                                                                             3,099.54
          Interest earned on Affiliated Account                                                                                53.23
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)      0.00
          Amounts paid under insurance policies                                                                                 0.00
          Maintenance, Late Charges and any other amounts                                                                  29,935.73
                                                                                                                       -------------
      Total Available Funds                                                                                             4,505,219.02
      Less: Amounts to be Retained in Collection Account                                                                  743,736.16
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          3,761,482.86
                                                                                                                       =============
      DISTRIBUTION OF FUNDS:
          1.  To Trustee - Fees                                                                                                 0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  369,322.81
          3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                 a) Class A1 Principal and Interest                                                                             0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                                         0.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 1,663,043.86
                 a) Class A5 Principal (distributed after A4 Note matures) and Interest                                 1,243,882.26
                 b) Class B Principal and Interest                                                                         49,497.25
                 c) Class C Principal and Interest                                                                         99,371.35
                 d) Class D Principal and Interest                                                                         66,713.54
                 e) Class E Principal and Interest                                                                         85,929.90

          4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
          5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             8,599.30
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           91,131.29
                 c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  2,661.57
          6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   62,462.79
          7.  To Servicer, Servicing Fee and other Servicing Compensations                                                 18,866.94
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           3,761,482.86
                                                                                                                       =============
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          743,736.16
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
      - Add Investment Earnings                                                                                             2,661.57
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            2,661.57
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
          Pool A                                                                               36,995,797.87
          Pool B                                                                                7,278,375.48
                                                                                               -------------
                                                                                                                       44,274,173.35
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 202,990.05
Class A Monthly Interest - Pool B                                                                  39,935.29

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              2,103,777.59
Class A Monthly Principal - Pool B                                                                560,223.19
                                                                                               -------------
                                                                                                                        2,664,000.78
Ending Principal Balance of the Class A Notes
          Pool A                                                                               34,892,020.28
          Pool B                                                                                6,718,152.29
                                                                                               -------------           -------------
                                                                                                                       41,610,172.57
                                                                                                                       =============
Interest Paid Per $1,000                 Principal Paid Per $1,000         Ending Principal
Original Face $221,020,000               Original Face $221,020,000        Balance Factor
              $1.099110                                $12.053211                18.826429%


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
          Class A1                                                                                      0.00
          Class A2                                                                                      0.00
          Class A3                                                                                      0.00
          Class A4                                                                              1,654,173.35
          Class A5                                                                             42,620,000.00
                                                                                               -------------

Class A Monthly Interest                                                                                               44,274,173.35
          Class A1 (Actual Number Days/360)                                                             0.00
          Class A2                                                                                      0.00
          Class A3                                                                                      0.00
          Class A4                                                                                  8,870.51
          Class A5                                                                                234,054.83
                                                                                               -------------

Class A Monthly Principal
          Class A1                                                                                      0.00
          Class A2                                                                                      0.00
          Class A3                                                                                      0.00
          Class A4                                                                              1,654,173.35
          Class A5                                                                              1,009,827.43
                                                                                               -------------
                                                                                                                        2,664,000.78
Ending Principal Balance of the Class A Notes
          Class A1                                                                                      0.00
          Class A2                                                                                      0.00
          Class A3                                                                                      0.00
          Class A4                                                                                      0.00
          Class A5                                                                             41,610,172.57
                                                                                               -------------
                                                                                                                       -------------
                                                                                                                       41,610,172.57
                                                                                                                       =============
Class A4
Interest Paid Per $1,000                 Principal Paid Per $1,000              Ending Principal
Original Face $42,620,000                Original Face $42,620,000              Balance Factor
              $5.49167                                 $23.693745                      97.630625%

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the
     Class B Notes
             Pool A                                 630,830.35
             Pool B                                 124,114.28
                                                    ----------
                                                                     754,944.63

     Class B Overdue Interest, if any                     0.00
     Class B Monthly Interest - Pool A                3,411.74
     Class B Monthly Interest - Pool B                  671.25
     Class B Overdue Principal, if any                    0.00
     Class B Monthly Principal - Pool A              35,863.92
     Class B Monthly Principal - Pool B               9,550.34
                                                    ----------
                                                                      45,414.26
     Ending Principal Balance of the
     Class B Notes
             Pool A                                 594,966.43
             Pool B                                 114,563.94
                                                   -----------     ------------
                                                                     709,530.37
                                                                   ============


Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $3,768,000       Original Face $3,768,000          Balance Factor
     $1.083596                        $12.052617                    18.830424%


VI.  CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the
     Class C Notes
             Pool A                               1,262,461.53
             Pool B                                 248,427.83
                                                  ------------
                                                                   1,510,889.36

     Class C Overdue Interest, if any                     0.00
     Class C Monthly Interest - Pool A                7,138.17
     Class C Monthly Interest - Pool B                1,404.65
     Class C Overdue Principal, if any                    0.00
     Class C Monthly Principal - Pool A              71,727.84
     Class C Monthly Principal - Pool B              19,100.69
                                                  ------------
                                                                      90,828.53
     Ending Principal Balance of the
     Class C Notes
             Pool A                               1,190,733.69
             Pool B                                 229,327.14
                                                  ------------     ------------
                                                                   1,420,060.83
                                                                   ============


Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $7,537,000        Original Face $7,537,000         Balance Factor
       $1.133451                       $12.051019                  18.841195%

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003


VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
             Pool A                                       841,107.21
             Pool B                                       165,485.67
                                                         -----------
                                                                         1,006,592.88

     Class D Overdue Interest, if any                           0.00
     Class D Monthly Interest - Pool A                      5,148.28
     Class D Monthly Interest - Pool B                      1,012.91
     Class D Overdue Principal, if any                          0.00
     Class D Monthly Principal - Pool A                    47,818.56
     Class D Monthly Principal - Pool B                    12,733.79
                                                         -----------
                                                                            60,552.35
     Ending Principal Balance of the Class D Notes
             Pool A                                       793,288.65
             Pool B                                       152,751.88
                                                         -----------      -----------
                                                                           946,040.53
                                                                          ===========



Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,024,000        Original Face $5,024,000         Balance Factor
      $1.226352                        $12.052617                  18.830425%



VIII. CLASS E NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class E Notes
              Pool A                                    1,052,985.45
              Pool B                                      207,255.62
                                                        ------------
                                                                         1,260,241.07

     Class E Overdue Interest, if any                           0.00
     Class E Monthly Interest - Pool A                      8,555.51
     Class E Monthly Interest - Pool B                      1,683.95
     Class E Overdue Principal, if any                          0.00
     Class E Monthly Principal - Pool A                    59,773.20
     Class E Monthly Principal - Pool B                    15,917.24
                                                        ------------
                                                                            75,690.44
     Ending Principal Balance of the Class E Notes
             Pool A                                       993,212.25
             Pool B                                       191,338.38
                                                        ------------     ------------
                                                                         1,184,550.63
                                                                         ============


Interest Paid Per $1,000         Principal Paid Per $1,000      Ending Principal
Original Face $6,282,000         Original Face $6,282,000        Balance Factor
       $1.629968                         $12.048781                18.856266%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
               Pool A                             1,257,917.43
               Pool B                               247,078.08
                                                  ------------
                                                                    1,504,995.51

     Residual Interest - Pool A                       7,187.81
     Residual Interest - Pool B                       1,411.49
     Residual Principal - Pool A                     71,966.93
     Residual Principal - Pool B                     19,164.36
                                                  ------------
                                                                       91,131.29
     Ending Residual Principal Balance
               Pool A                             1,185,950.50
               Pool B                               227,913.72
                                                  ------------      ------------
                                                                    1,413,864.22
                                                                    ============


X.   PAYMENT TO SERVICER

     - Collection period Servicer Fee                                         18,866.94
     - Servicer Advances reimbursement                                       369,322.81
     - Tax, Maintenance, Late Charges, Bank Interest and other amounts        62,462.79
                                                                             ----------
     Total amounts due to Servicer                                           450,652.54
                                                                             ==========

                           DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the beginning of the related Collection Period                                      42,041,099.88

     Aggregate Discounted Contract Balance of Additional Contracts
       acquired during Collection Period                                                                          0.00

     Decline in Aggregate Discounted Contract Balance                                                     2,390,928.05
                                                                                                         -------------

     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the ending of the related Collection Period                                         39,650,171.83
                                                                                                         =============

     Components of Decline in Aggregate Discounted Contract Balance:

       - Principal portion of Contract Payments  and Servicer Advances                  1,895,846.53

       - Principal portion of Prepayment Amounts                                          495,081.52

       - Principal portion of Contracts repurchased under Indenture Agreement
           Section 4.02                                                                         0.00

       - Aggregate Discounted Contract Balance of Contracts that have
           become Defaulted Contracts during the Collection Period                              0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts
           added during Collection Period                                                       0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts
           withdrawn during Collection Period                                                   0.00
                                                                                       -------------
            Total Decline in Aggregate Discounted Contract Balance                      2,390,928.05
                                                                                       =============

POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the beginning of the related Collection Period                                      8,270,736.98

     Aggregate Discounted Contract Balance of Additional Contracts
       acquired during Collection Period                                                                         0.00

     Decline in Aggregate Discounted Contract Balance                                                      636,689.61
                                                                                                         ------------
     Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the ending of the related Collection Period                                         7,634,047.37
                                                                                                         ============

     Components of Decline in Aggregate Discounted Contract Balance:

       - Principal portion of Contract Payments  and Servicer Advances                   577,362.30

       - Principal portion of Prepayment Amounts                                          59,327.31

       - Principal portion of Contracts repurchased under Indenture Agreement
           Section 4.02                                                                        0.00

       - Aggregate Discounted Contract Balance of Contracts that have
           become Defaulted Contracts during the Collection Period                             0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts
           added during Collection Period                                                      0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts
           withdrawn during Collection Period                                                  0.00
                                                                                       ------------
            Total Decline in Aggregate Discounted Contract Balance                       636,689.61
                                                                                       ============
                                                                                                        -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       47,284,219.20
                                                                                                        =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                            Predecessor
                                                                    Discounted         Predecessor       Discounted
       Lease #                Lessee Name                           Present Value      Lease #           Present Value
       --------------------------------------------------------     -------------      ------------      -------------
       2199-001               Regional Radiology, LLC               $1,112,975.58      1881-001          $2,435,321.88
       1231-041               Radnet Management, Inc.                 $953,502.31
       1560-013               Drew Medical inc                        $342,866.78
                              Cash                                     $25,977.21
       3323-002               Open MRI Ohio 1 Ventures, LLC           $932,975.98      912-501             $492,124.09
       3330-002               Open MRI Texas Ventures, LLC            $784,394.56      917-501             $536,814.08
                                                                                       917-502             $578,192.91
                                                                                       920-501              $35,076.58
                                                                                       1912-001             $34,364.63
                                                                    -------------                      ---------------
                                                          Totals:   $4,152,692.42                        $4,111,894.17

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $4,111,894.17
       b) ADCB OF POOL A AT CLOSING DATE                                                               $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing      $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                NO  X
                                                                                               -----             -----

       POOL B
                                                                                                         Discounted
                                                                    Discounted         Predecessor       Discounted
       Lease #                Lessee Name                           Present Value      Lease #           Present Value
       --------------------------------------------------------     -------------      ------------      -------------
                              NONE


                                                                    -------------                      ---------------
                                                          Totals:           $0.00                                $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                            0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS
         FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing      $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                NO  X
                                                                                               -----             -----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                             Predecessor
                                                                              Discounted     Predecessor     Discounted
     Lease #     Lessee Name                                                Present Value      Lease #      Present Value
     -------------------------------------------------------                -------------    -----------    -------------
     408-502     Western Kentucky Diagnostic                                  $495,646.95      277-103      $2,561,363.27
     1042-501    Pinnacle Imaging, Inc.                                     $1,631,421.93     1513-002        $953,250.10
     2375-001    Tuscarawas Ambulatory                                      $1,286,730.05     1725-002        $588,254.35
     1097-506    Advanced Healthcare Resources                                $675,567.93
                 Cash                                                          $13,500.87
     2545-002    Presgar L.C.                                                 $964,543.83     2205-001      $3,763,600.22
     2907-001    Laser  Vision Centers, Inc.                                  $472,557.70
     2000667-2   Hartford Hospital, Inc.                                      $190,558.39
     2004051-2   Health Care Solutions                                        $695,143.77
     2004051-3   Health Care Solutions                                        $993,964.93
     2004887-1   BBC Healthcare International, L.L.C.                         $212,022.60
     2005804-1   Otsego Memorial Hospital                                     $236,366.53
                                                                            -------------                 ---------------
                                                                    Totals: $7,868,025.48                   $7,866,467.94

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         7,866,467.94
     b) ADCB OF POOL A AT CLOSING DATE                                                                    $201,135,070.09
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                3.91%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO  X
                                                                                --------          --------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                             Predecessor
                                                                              Discounted     Predecessor     Discounted
     Lease #     Lessee Name                                                Present Value      Lease #      Present Value
     -------------------------------------------------------                -------------    -----------    -------------
     1528-003    U.S. Neurosurgical, Inc.                                     $642,004.10      960-501         $82,012.38
     2826-003    Newark Health Imaging, L.L.C.                                $205,317.69      960-502         $28,390.17
     2906-001    Laser Vision Centers, Inc.                                   $496,511.61     1043-501        $641,289.38
                 Cash                                                           $3,932.26     1043-502        $596,073.73


                                                                            -------------                 ---------------
                                                                    Totals: $1,347,765.66                   $1,347,765.66

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $1,347,765.66
     b) ADCB OF POOL B AT CLOSING DATE                                                                     $50,047,123.17
    *c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                2.69%

     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
     SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO  X
                                                                                --------          --------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003


XV.  POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
     This Month                         1,420,661.00      This Month              47,284,219.20
     1 Month Prior                         84,589.76      1 Month Prior           50,311,836.86
     2 Months Prior                       685,850.72      2 Months Prior          53,468,397.54

     Total                              2,191,101.48      Total                  151,064,453.60

     a) 3 MONTH AVERAGE                   730,367.16      b) 3 MONTH AVERAGE      50,354,817.87

     c) a/b                                    1.45%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                 Yes          No      X
                                                                                                 ------------    ------------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                       Yes          No      X
                                                                                                 ------------    ------------

     B. An Indenture Event of Default has occurred and is then continuing?                       Yes          No      X
                                                                                                 ------------    ------------

4.   Has a Servicer Event of Default occurred?                                                    Yes         No      X
                                                                                                 ------------    ------------
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                             Yes         No      X
                                                                                                 ------------    ------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                              Yes         No      X
                                                                                                 ------------    ------------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                               Yes         No      X
                                                                                                 ------------    ------------

6.  Aggregate Discounted Contract Balance at Closing Date                                         Balance  $251,182,193.26
                                                                                                           ---------------

    DELINQUENT LEASE SUMMARY

            Days Past Due       Current Pool Balance       # Leases
            -------------       --------------------       --------
                  31 - 60               2,418,001.17             21
                  61 - 90                  47,576.65              5
                 91 - 180               1,420,661.00              2

    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization